------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 26, 1999



                         BACK BAY RESTAURANT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                      000-19810                04-2812651
(State or other jurisdiction       (Commission File          (IRS Employer
incorporation or or organization)       Number)          Identification Number)


         284 Newbury Street
        Boston, Massachusetts                        02115
   (Address of principal executive                (Zip Code)
    offices)

       Registrant's telephone number, including area code: (617) 536-2800

                                 Not Applicable
                  (former address if changed since last report)





-----------------------------------------------------------------------------

ITEM 5.           OTHER EVENTS

                  See the press release, dated March 26, 1999, attached hereto as Exhibit 99.1 and incorporated by reference, announcing the results of a special meeting of the stockholders of Back Bay Restaurant Group, Inc. held on March 26, 1999 at which 81.2% of the outstanding common stock of the Registrant voted in favor of the Agreement and Plan of Merger, dated December 3, 1998, by and between the Registrant and SRC Holdings, Inc.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

(c)               Exhibits - Incorporated by Reference

                  Exhibit 99.1 Press Release of Registrant dated March 26, 1999.

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BACK BAY RESTAURANT GROUP, INC.
                                             (Registrant)



Date:  March 26, 1999                       By:    /s/ Francis P. Bissaillon
                                                   --------------------------
                                                   Francis P. Bissaillon
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Secretary

                                                   EXHIBIT 99.1

FOR IMMEDIATE RELEASE
--------------------------------------
March 26, 1999

CONTACT:   Francis P. Bissaillon,
                  Executive Vice President,
                  Chief Financial Officer
                  (617) 425-5205

              BACK BAY RESTAURANT GROUP STOCKHOLDERS APPROVE MERGER

     BOSTON,  MASS (March 26, 1999) - Back Bay Restaurant  Group,  Inc. (NASDAQ:
PAPA) announced that at a special meeting of its stockholders held earlier today, stockholders overwhelmingly approved the Agreement and Plan of Merger between Back Bay and SRC Holdings, Inc., a corporation formed by Charles F. Sarkis, Back Bay's Chairman, President and Chief Executive Officer, pursuant to which SRC Holdings will acquire Back Bay. 81.2% of the outstanding Back Bay stock voted in favor of the transaction.

     Under the terms of the merger agreement, SRC Holdings will be merged with and into Back Bay and each outstanding public share of Back Bay common stock will be converted into the right to receive $10.25 per share, net to the seller in cash. In addition, Back Bay's existing indebtedness of approximately $3 million will be refinanced as part of the merger. Mr. Sarkis, certain members of Back Bay's senior management and their affiliates will continue to be stockholders of Back Bay once the transaction is completed.

     Subject to the satisfaction of necessary closing conditions, including the receipt of approximately $34 million of cash proceeds from financing commitments, Back Bay and Mr. Sarkis expect the merger to close within the next several days.

     Back Bay Restaurant Group, Inc. owns and operates thirty-four full-service restaurants located in New England, New York, New Jersey and the District of Columbia. Fourteen restaurants feature Italian cuisine and are operated under the Papa-Razzi trade name. Twenty restaurants serve American-style food and are operated under several trade names include Joe's American Bar & Grill, Charley's Eating & Drinking Saloon, Hillary's, J.C. Hillary's, Ltd., Abe & Louie's and The Famous Atlantic Fish Company.

     Some  of  the   statements   in  this  press   release  may  be  considered
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking information is inherently subject to risks and uncertainties, which include, but are not limited to, the successful completion of this transaction, overall economic, market, and industry conditions, and the risks described from time to time in reports filed by Back Bay with the Securities and Exchange Commission, including its most recently filed Form 10-K report. Should any such risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results or outcomes may vary materially from those anticipated.


PAGE>

                                                          March 26, 1999


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.

         Re:      Back Bay Restaurant Group, Inc. Form 8-K

Ladies and Gentlemen:

     On behalf of Back Bay Restaurant Group, Inc. (the 'Company") and in accordance with Rule-101(a)(1)(i) of Regulation S-T, we are electronically submitting for filing a Current Report on Form 8-K.

         Please confirm receipt of the foregoing via CompuServe message.

     If you have any questions or comments regarding the attached document, please contact the undersigned at (617) 951-6965.

                                                          Very truly yours,

                                                          /s/ David M. Barbash

                                                          David M. Barbash


Attachment